UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2015

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street

Rockville, Maryland 20852-4041

(301) 998-8100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Item 8.01.	Other Events

On September 21, 2015, Federal Realty Investment Trust (the “Registrant”) entered into an underwriting agreement with Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I to the related pricing agreement, whereby the Registrant agreed to issue and sell $250,000,000 aggregate principal amount of 2.55% Notes due 2021 (the “Notes”) in an underwritten public offering. The Notes will be governed by the Indenture, dated as of September 1, 1998, between the Registrant and U.S. Bank National Association (successor trustee to Wachovia Bank, National Association (successor trustee to First Union National Bank)). The offering is expected to close on September 28, 2015, subject to satisfaction of customary closing conditions.

The Notes will be senior unsecured obligations of the Registrant and will rank equally with all of the Registrant’s other senior unsecured indebtedness. The Notes will bear interest at 2.55% per annum, and interest will be payable on January 15 and July 15 of each year, beginning on January 15, 2016. The Notes will mature on January 15, 2021.

Forward-Looking Statements:

Statements in this current report that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, which may cause the Registrant’s actual future results to differ materially from expected results. For example, the fact that the offering has priced may imply that the offering will close, but the closing is subject to conditions customary in transactions of this type and may be delayed or may not occur at all. Additional risks and information concerning those and other factors that could cause actual results to differ materially from those forward-looking statements are contained from time to time in the Company’s other Securities and Exchange Commission (“SEC”) filings, including, but not limited to, the Company’s Annual Report on Form 10-K. Copies of such filings may be obtained from the Company or the SEC. Such forward-looking statements should be regarded solely as reflections of the Company’s current operating plans, intentions, expectations and estimates. Actual outcomes and operating results may differ, in same cases materially, from what is expressed or forecast in this current report. The Company undertakes no obligation to publicly release or update the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 21, 2015, by and among the Registrant and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named in Schedule I to the related pricing agreement

1.2	Pricing Agreement, dated September 21, 2015, by and among the Registrant and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein

12.1	Statement of Computation of Ratio of Earnings to Combined Fixed Charges

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: September 25, 2015	By:	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-Managing Director Mixed-Use Operations